UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2007

IT GROUP HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

001-14883 (Commission File Number)	16-1728655 (IRS Employer Identification No.)	Nevada (State or Other Jurisdiction of Incorporation)

201 South Biscayne Boulevard, 28th Floor
Miami, Florida 33131
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(Address of Principal Executive Offices)
(Zip Code)

(011) 44 207 216-9000
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(Registrant’s Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 26, 2007, the Company's Board of Directors, after discussion with the Company's independent auditors, concluded that our previously issued (audited) consolidated financial statements for the years ending December 31, 2004, 2005 and 2006, and interim period unaudited statements to and including the unaudited statements for the period ended June 30, 2007, should no longer be relied upon because of errors in such financial statements. The resulting changes will most likely require restatement of our financial statements for such periods and will most likely be material. The determination of the Board was based on a review of the records of the Company’s subsidiary, Internet Telecommunications Plc (“ITPLC”), undertaken by the Board of Directors of the Company following removal of Charlie Yiasemis as President, Chief Executive Officer and Chief Financial Officer of the Company on Sept 11, 2007, that revealed improprieties in his operation of our business. These improprieties include misrepresentations as to our business operations and fabricated documents. The Company is continuing to investigate these improprieties to ascertain the full impact on our previously issued financial statements and disclosures.

ITEM 7.01. Regulation FD Disclosure

Following removal of Mr. Yiasemis as the President, Chief Executive Officer and Chief Financial Officer of the Company on September 11, 2007, in addition to the review of the financial records undertaken by the Board of Directors, we have replaced the board of directors of our subsidiary, Internet Telecommunications Plc with two new directors, Guy K. Stewart, Jr. and Shajan K. Ninan. They are supported by an interim chief executive officer to operate our telecommunications business in the U.K. New management is in discussions with creditors, telecommunications carriers and customers to move the business forward. The Board of Directors believes that its efforts will result in stabilization of the Company’s financial and operating situation and that the Company will be able continue to operate as a telecommunications services provider in the U.K. markets based on our network access and previously acquired telecommunications switch.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not applicable
(b) Pro forma financial information.	Not applicable
(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT GROUP HOLDINGS INC.

By:	/s/Fredrik Verkroost
Name:	Fredrik Verkroost
Title:	Chairman

Date: September 27, 2007